PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT
Schedule of property and equipment, net of accumulated depreciation

	2024	2025
Server and network equipment	794.9	3,123.6
Land, land rights and buildings	48.5	381.4
Infrastructure systems	63.1	199.1
Other equipment	12.7	68.8
Assets not yet in use	163.8	2,417.4
Total	1,083.0	6,190.3
Less: accumulated depreciation	(236.3)	(637.0)
Total property and equipment	846.7	5,553.3